SUMMARY PROSPECTUS

For the purpose of this EDGAR filing, the summary prospectus of TIFF Short-Term Fund, dated April 30, 2014, is incorporated by reference to the electronic filing made on April 30, 2014 under the Accession Number 0001144204-14-026438.

TIFF INVESTMENT PROGRAM (“TIP”)

Supplement Dated December 16, 2014 to the
TIFF Short-Term Fund (“STF”) Summary Prospectus Dated April 30, 2014

This supplement provides new and additional information to the STF summary prospectus dated April 30, 2014. You can find TIP’s prospectus, STF’s summary prospectus, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The members of TIFF Investment Program, Inc. (“TIP Inc.”) recently voted at a special meeting of members, held on December 9, 2014, to approve two proposals that affect TIP Inc. and each of its series.  The proposals included: (1) the election of directors of TIP Inc., and (2) the approval of an Agreement and Plan of Reorganization and Liquidation that provides for the reorganization of TIP Inc., a Maryland corporation, into TIP, a Delaware statutory trust.  As part of the reorganization, each of TIFF Multi-Asset Fund and TIFF Short-Term Fund, each a series of TIP Inc., was reorganized into a corresponding new series of TIP with the same name.

The STF summary prospectus is amended as follows:

1.           All references to TIFF Investment Program, Inc. and its respective series in the summary prospectus are deleted and replaced with references to TIFF Investment Program and its respective series.

Please keep this supplement for future reference.